                                                                    EXHIBIT 10.2
                       PERICOM SEMICONDUCTOR CORPORATION
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                            1995 STOCK OPTION PLAN
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     1.   Establishment, Purpose, and Definitions.
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          (a) There is hereby adopted the 1995 Stock Option Plan (the "Plan") of Pericom Semiconductor Corporation (the "Company").

          (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in Section 4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options").

          (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

     2.   Administration of the Plan.
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          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to Section 2(e) below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (i) the Plan or (ii) any other plan of the Company or its affiliates under which the participants are entitled to acquire Stock (including restricted Stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company or any of its affiliates, other than pursuant to the grant of automatic options provided in
Section 7 below and pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. The limitations set forth in this Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

          (b) Except for options granted to Non-Employee Directors pursuant to
Section 7, the Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

          (c) Except for options granted to Non-Employee Directors pursuant to
Section 7, the Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without the optionee's written consent. The Committee may, with the optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

          (d) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants. Notwithstanding the foregoing, the Committee shall not exercise any discretionary functions with respect to options granted to Non-Employee Directors pursuant to Section 7.

          (e) Notwithstanding the foregoing provisions of this Section 2, grants of options to any "Covered Employee," as such term is defined by Section 162(m) of the Code shall be made only by a subcommittee of the Committee which, in addition to meeting other applicable requirements of this Section 2, is composed solely of two or more "outside directors," within the meaning of Section 162(m) of the Code and the regulations thereunder (the "Subcommittee") to the extent necessary to qualify such grants as "performance-based compensation" under
Section 162(m). In the case of such grants to Covered Employees, references to the "Committee" shall be deemed to be references to the Subcommittee as specified above.

     3.   Stock Subject to the Plan.
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          (a) The aggregate number of shares of Common Stock of the Company available for grant of options under the Plan initially shall be 1,200,000 shares, and commencing with the first business day of each fiscal year of the Company thereafter beginning with July 1, 1996, such maximum number of shares reserved for issuance hereunder shall be increased by a number equal to ten percent (10%) of the number of shares of Common Stock outstanding as of June 30 of the immediately preceding year; provided, however, that such maximum number of shares shall not exceed 1,800,000 shares. Notwithstanding the foregoing, the aggregate number of shares of Common Stock available for grant of incentive stock options shall be 1,200,000 shares, and such number shall not be subject to annual adjustment. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

          (b) If there is any change in the Stock subject to any option granted under the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent), or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

     4.   Eligible Individuals.  The persons eligible to participate in the Plan
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(other than pursuant to Section 7) are such employees, officers, independent contractors, and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options. Except for grants pursuant to Section 7, Eligible Individuals shall not include Non-Employee Directors.

     5.   The Option Price.  Except as provided in Section 7, the exercise price
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of the each option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

     6.   Terms and Conditions of Options.
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          (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

          (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that (i) the term of each option shall not be
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more than 10 years, (ii) in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term of each incentive stock option shall be no more than five years, and (iii) the term of an option granted pursuant to
Section 7 shall be as provided in Section 7.

          (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year

(under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000 such options shall be treated as nonqualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

          (d) Except for grants to Non-Employee Directors pursuant to Section 7, which shall be granted on the form of Stock Option Agreement attached hereto as Exhibit A, the Stock Option Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee not inconsistent with this Plan. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

          (e) The maximum number of Shares with respect to which options may be granted to any individual per calendar year under the Plan shall be 100,000 shares, subject to adjustment pursuant to Section 3(b). To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an employee, if any option is cancelled, the cancelled option shall continue to count against the maximum number of shares for which options may be granted to the employee under this Section 6(e). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option.

     7.   Stock Options for Non-Employee Directors.
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          (a) All grants of options pursuant to this Section 7 shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 7. No person shall have any discretion to select which Non-Employee Directors shall be granted options or to determine the number of shares of Stock to be covered by options granted to Non-Employee Directors, the timing of such option grants or the exercise price thereof.

          (b) An option to purchase 5,000 shares of Stock shall be granted ("Initial Grant") to each director who is not an officer of the Company ("Non-Employee Director"), such Initial Grant to be made (i) to the then-existing Non-Employee Directors upon approval of the Plan by the stockholders of the Company ("Approval Date") and (ii) to other Non-Employee Directors elected or appointed to the Board after the Approval Date upon the date each such Non-Employee Director first becomes a Non-Employee Director following the Approval Date. In addition, immediately following each annual meeting of the Company's stockholders, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted an option to purchase 2,500 shares of Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least one (1) year. Each such Subsequent Grant shall be made on the date of the annual stockholders' meeting in question. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. All options granted to Non-Employee Directors shall be nonqualified stock options.

          (c) The exercise price per share of Stock covered by each option shall be the per-share fair market value of the Stock on the date the option is granted. The exercise price of an option granted under the Plan shall be subject to adjustment to the extent provided in Section 3(b) hereof. The term of each option shall be for ten years.

          (d) Each Initial Grant shall be fully vested and exercisable as to all of the shares covered thereby at the time of grant. Each Subsequent Grant shall vest and become exercisable as to 625 of the shares covered thereby on the expiration of each three (3) month period following the date of grant such that the option will be fully exercisable one (1) year after its date of grant.

     8.   Use of Proceeds.  Cash proceeds realized from the sale of Stock under
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the Plan or pursuant to options granted under the Plan shall constitute general funds of the Company.

     9.   Amendment, Suspension, or Termination of the Plan.
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          (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders, and provided further that, except as provided in Section 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

                 (i) To increase the maximum number of shares subject to stock options issued under the Plan; or

                 (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

          (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 9.

          (c) Notwithstanding the provisions of Sections 9(a) and 9(b), above, the provisions set forth in Section 7 of the Plan (and any other sections of the Plan that affect the formula award terms of option grants to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

     10.  Assignability.  To the extent required by Rule 16b-3, no option
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granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided, that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of options under that Rule, (i) options granted under Section 7 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (ii) any other option shall be transferable to the extent provided in the option agreement covering the option, and the Committee shall have discretion to amend any such outstanding option to provide for broader transferability of the option as the Committee may authorize within the limitations of Rule 16b-3. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, shall be exercisable only by the optionee. In the event of any Rule 16b-3 permitted transfer of an option hereunder, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as the optionee (or his personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option under Sections 6, 7 and 11 had the option not been transferred.

     11.  Payment Upon Exercise of Options.
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          (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States (collectively, "Cash Consideration"); provided, however, that, except for options granted under
Section 7, the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of the option; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. The exercise price of any options granted under Section 7 shall be paid in Cash Consideration, the consideration specified in clauses (i) or (ii) of the preceding sentence, or in any combination thereof. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option (excluding options granted under Section 7, above) and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

          (b) In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above. Any additional option shall be subject to the provisions of Section 6(e), above.

     12.  Withholding Taxes.
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          (a) No Stock shall be delivered under the Plan to any participant until the participant has made arrangements acceptable to the Committee (or in the case of exercise of options granted to Named Executives, the Subcommittee) for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan or to the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law. Upon exercise of a stock option the Company shall withhold from the optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

          (b) In the event that such tax withholding is satisfied by the Company or the optionee's employer withholding shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above. Any additional option shall be subject to the provisions of Section 6(e), above.

     13.  Change in Control.
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          (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

              (i) The direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

              (ii) A change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership or by one or more actions by written consent of stockholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board;

              (iii) Approval by the Company's stockholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

              (iv) Approval by the Company's stockholders of (A) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) or (B) the complete liquidation or dissolution of the Company; or

              (v) Approval by the Company's stockholders of any reverse merger in which the Company survives as an entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

              (vi) For the purpose of this Section 13, "Approval by the Company's Stockholders" shall mean approval by a majority of those shares of Stock voting at a stockholder's meeting at which a quorum is present, excluding shares beneficially owned (within the meaning of Rule 13d-3 under the Exchange
Act) by the Non-Employee Directors.

          (b) Except for options granted to Non-Employee Directors under Section 7, the Committee may provide in any stock option agreement (or in an amendment thereto) that, in the event of any Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable, as of the date of the Change in Control.

          (c) If the Committee determines to incorporate a Change in Control provision in any option agreement hereunder, the agreement shall provide that,
(i) in the event of a Change in Control described in clauses (i), (ii) and (v) of paragraph (a) above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Change in Control described in clauses (iii) or (iv) of paragraph (a) above, the option shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.

          (d) As to any options granted under Section 7 to Non-Employee Directors, (i) in the event of a Change in Control described in clauses (i),
(ii) or (v) of paragraph (a) above, any such outstanding options under the Plan shall become fully vested and remain exercisable for the remaining term of such options and (ii) in the event of a Change in Control described in clauses (iii) or (iv) of paragraph (a) above, outstanding options under the Plan shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.

          (e) Notwithstanding the foregoing provisions of this Section 13, an outstanding option may not be accelerated under this Section 13 if and to the extent (i) such option is, in connection with the transaction giving rise to a Change of Control, either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the corporate transaction giving rise to the Change of Control and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

     14.  Stockholder Approval.  The Plan and any options granted pursuant to
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Section 7 and options granted to Covered Employees hereunder shall become effective only upon approval by the holders of a majority of the Company's shares voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant stock options under the Plan prior to the stockholders' meeting, but until stockholder approval of the Plan is obtained, no such option shall be exercisable. In the event that stockholder approval is not obtained within the period provided above, all options described in this Section 14 previously granted above, shall terminate.

     15.  Rule 16b-3 Compliance.  Transactions under the Plan are intended to
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comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Section 7 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of options to Non-Employee Directors.

     16.  Applicable Law.  The law of the State of California will govern all
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matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                      PERICOM SEMICONDUCTOR CORPORATION
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                DIRECTORS' NON-QUALIFIED STOCK OPTION AGREEMENT
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          This agreement (the "Agreement") is made as of __________ __, 199__ (the "Grant Date") between Pericom Semiconductor Corporation (the "Company") and _________________ ("Optionee").

                                  WITNESSETH:

          WHEREAS, the Company has adopted the Pericom Semiconductor Corporation 1995 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

          WHEREAS, the Plan provides for automatic option grants to non-employee directors of the Company;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

          1.  Option Grant.  The Company hereby grants to Optionee the right and
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option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of Five Thousand (5,000) shares of the Common Stock, no par value, of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_______ per share. This grant is an Initial Grant under Section 7 of the Plan.

          2.  Option Period.  This option shall be exercisable only during the
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Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and, except as provided in paragraph 3, shall end on the Terminal Date which shall be ten years from the Grant Date.

          3.  Limits on Option Period.  The Option Period may end before the
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Terminal Date, as follows:

              (a) If Optionee ceases to be a director on the Company's Board of Directors (the "Board") for any reason other than cause, disability (within the meaning of subparagraph (c) below) or death during the Option Period, the Option Period shall terminate three months after the date Optionee ceases to be a director or on the Terminal Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director.

              (b) If Optionee should die while serving on the Board, the Option Period shall end one year after the date of death or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's death. In the event of Optionee's death, Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise the entire unexercised portion of this option (or any lesser amount).

              (c) If Optionee ceases to be a director by reason of disability, as defined below, the Option Period shall end one year after the date Optionee ceases to be a director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director. For purposes of this subparagraph (c), an individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

              (d) If Optionee is removed from the Board for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's removal as a director and shall not thereafter be exercisable to any extent.

         4.   Vesting of Right to Exercise Options.
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              (a) Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise this Option as to all shares beginning on the Grant Date. No partial exercise of this Option may be for less than the lesser of (i) five percent (5%) of the total number of shares originally covered by the Option, or (ii) the remaining shares subject to the Option. In no event shall the Company be required to issue fractional shares.

              (b) Notwithstanding the foregoing, all options granted under this Agreement shall be subject to the provisions of Section 13(d) of the Plan (relating to the effect of a "Change in Control" on options granted to Non-Employee Directors).

         5.   Method of Exercise.  Optionee may exercise the option with respect
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to all or any part of the shares of Stock then subject to such exercise as follows:

              (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in the form of any one or combination of the following: (1) Cash Consideration; or (2) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock.

              (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

              (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 2380 Bearing Drive, San Jose, California 95131, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof, Optionee's right to purchase such shares may be terminated by the Company at its election.

         6.   Changes in Capitalization.  If there should be any change in a
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class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

         7.   Limitations on Transfer.  To the extent required by Rule 16b-3 of
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the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option, the Option hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of the Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

         8.   No Stockholder Rights.  Neither Optionee nor any person entitled
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to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         9.   Notice.  Any notice required to be given under the terms of this
              ------
Agreement shall be addressed to the Company in care of its Corporate Secretary at the office of the Company at 2380 Bearing Drive, San Jose, California 95131, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

        10.   Successors.  This Agreement shall be binding upon and inure to the
              ----------
benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

        11.   Withholding.  Optionee agrees to make appropriate arrangements
              -----------
with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

        12.   Applicable Law.  The interpretation, performance, and enforcement
              --------------
of this Agreement shall be governed by the laws of the State of California.

        IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.


Pericom Semiconductor Corporation,          ----------------------------------
a California corporation                                 Optionee


By:                                         Signature:
     ------------------------------------              -----------------------

Its:                                        Address:
     ------------------------------------              -----------------------

                                                       -----------------------

                                  ATTACHMENT A
                                  ------------

                               CONSENT OF SPOUSE

          I, _________________________, spouse of ______________________
____________________________, have read and approved the foregoing Agreement.
In consideration of granting to my spouse the right to purchase shares of Pericom Semiconductor Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:                                     By:
      -------------------                     ---------------------------

                       PERICOM SEMICONDUCTOR CORPORATION
                       ---------------------------------

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

          This Agreement is made as of ____________________ (the "Grant Date"), between Pericom Semiconductor Corporation (the "Company") and
__________________________ ("Optionee").

          WITNESSETH:

          WHEREAS, the Company has adopted the Pericom Semiconductor Corporation 1995 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by this reference and made a part of it (capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan); and

          WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to accept employment and/or to remain in the service of the Company or its Affiliates (as defined in the Plan) and as an incentive for increased efforts during such service;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

          1. Option Grant.  The Company hereby grants to Optionee the right and
             ------------
option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the common stock of the Company (the "Stock"). This option is granted under, and pursuant to the terms of the Plan and the provisions of the Plan shall control to the extent they are inconsistent with the terms of this Agreement. This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for incentive stock options.

          2. Option Price.  The purchase price of the Stock subject to this
             ------------
option shall be $__________ per share, which price is not less than _____ percent of the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company (the "Board") or a Committee (the "Committee") designated by it to administer the Plan. If the Board has not appointed a Committee, then each reference to the "Committee" shall be construed to refer to the Board. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

          3. Option Period.  This option shall be exercisable only during the
             -------------
Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of Section 4 and the vesting provisions of Section 5. The Option Period shall commence on the Grant Date and except as provided in Section 4, shall terminate ten (10) years from the Grant Date (the "Termination Date").

          4. Limits on Option Period.  The Option Period may end before the
             -----------------------
Termination Date, as follows:

             (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than as a result of disability (within the meaning of Section 4(c)) or death, the Option Period shall terminate three (3) months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

             (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one (1) year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor, administrator or personal representative or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under Section 5 on the date of Optionee's death.

             (c) If Optionee's employment is terminated by reason of disability (within the meaning of Section 22(e)(3) of the Code), the Option Period shall end one (1) year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

             (d) If Optionee is on a leave of absence from the Company or an Affiliate due to disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

          5. Vesting of Right to Exercise Options.
             ------------------------------------

             (a) Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise this Option in accordance with the following schedule: (i) As to 25% of the number of shares covered by this Option, at any time after the first anniversary of the vesting commencement date of _______________ __, ____ (the "Vesting Commencement Date"); (ii) As to the remaining 75% of the number of shares covered by this Option, an additional 2.083% of the total shares each month commencing after the first anniversary of the Vesting Commencement Date so that this Option is fully exercisable as to all shares subject hereto four years from the Vesting Commencement Date. No partial exercise of this Option may be for less than the lesser of (i) five percent (5%) of the total number of shares originally covered by the Option, or (ii) the remaining shares subject to the Option. In no event shall the Company be required to issue fractional shares.

             (b) Notwithstanding the foregoing, all options granted under this Agreement shall be fully vested, nonforfeitable and become exercisable immediately prior to the specified effective date of a Change in Control. However, an outstanding option may not be accelerated under this Section 5(c) if and to the extent (i) such option is, in connection with the transaction giving rise to a Change of Control, either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the corporate transaction giving rise to the Change of Control and provides for subsequent payment in accordance with the same vesting schedule applicable to such option. In the event of a Change in Control described in clauses (i), (ii) and (v) of Section 13(a) of the Plan, the Option shall remain exercisable for the remaining term of the Option. In the event of a Change in Control described in clauses (iii) or (iv) of Section 13(a) of the Plan, the Option shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein. In no event shall this Option be exercised after the Termination Date.

          6. Method of Exercise.  Optionee may exercise the option with
             ------------------
respect to all or any part of the shares of Stock then subject to such exercise as follows:

             (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which the option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, by Optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; (ii) shares of Stock owned by Optionee or with shares of Stock withheld from the shares otherwise deliverable to Optionee upon exercise of the option;
(iii) by delivery on a form proscribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iv) a promissory note of the Optionee, or (v) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option and shall be held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a promissory note is used, the

Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the promissory note, perfecting a security interest in the Stock purchased with the promissory note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from the certificate.

             (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

             (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (i) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

             (d) As soon as practicable after receipt of the notice required in
Section 6(a) and satisfaction of the conditions set forth in Sections 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 2380 Bearing Drive, San Jose, California 95131, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

          7. Adjustments.  If there should be any change in a class of Stock
             -----------
subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company without consideration, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this Section 7 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

          8.  Limitations on Transfer.  Except as otherwise provided in the
              -----------------------
Plan, this option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

          9.  No Shareholder Rights.  Neither Optionee nor any person entitled
              ---------------------
to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          10. No Effect on Terms of Employment.  SUBJECT TO THE TERMS OF ANY
              --------------------------------
WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

          11. Notice.  Any notice required to be given under the terms of this
              ------
Agreement shall be addressed to the Company in care of its Corporate Secretary at the Office of the Company at 2380 Bearing Drive, San Jose, California 95131, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          12. Committee Decisions Conclusive.  All decisions of the Committee
              ------------------------------
upon any question arising under the Plan or under this Agreement shall be conclusive.

          13. Successors.  This Agreement shall be binding upon and inure to the
              ----------
benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or personal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          14. Applicable Law.  The interpretation, performance and enforcement
              --------------
of this Agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

                                           Pericom Semiconductor Corporation,
                                           a California corporation


                                           By:________________________________

                                           Its:_______________________________

                                           ___________________________________
                                                          Optionee

                                           Address:___________________________

                                           ___________________________________

                                 ATTACHMENT A
                                 ------------


                               CONSENT OF SPOUSE

          I, _________________________, spouse of ______________________
____________________________, have read and approved the foregoing Agreement.
In consideration of granting to my spouse the right to purchase shares of Pericom Semiconductor Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:_____________________                 By:_______________________________

                       PERICOM SEMICONDUCTOR CORPORATION
                       ---------------------------------

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


          This Agreement is made as of _______________, 199_ (the "Grant Date"), between Pericom Semiconductor Corporation (the "Company") and
__________________________ ("Optionee").

          WITNESSETH:

          WHEREAS, the Company has adopted the Pericom Semiconductor Corporation 1995 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by this reference and made a part of it (capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan); and

          WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to accept employment and/or to remain in the service of the Company or its Affiliates (as defined in the Plan) and as an incentive for increased efforts during such service;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

          1. Option Grant.  The Company hereby grants to Optionee the right and
             ------------
option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the common stock of the Company (the "Stock"). This option is granted under, and pursuant to the terms of the Plan and the provisions of the Plan shall control to the extent they are inconsistent with the terms of this Agreement. This option is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and qualify as an incentive stock option. Should all or a portion of the option granted hereunder fail to qualify as an incentive stock option for any reason, the nonqualifying portion shall convert automatically to a nonqualified stock option with the same terms.

          2. Option Price.  The purchase price of the Stock subject to this
             ------------
option shall be $__________ per share, which price is not less than the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company (the "Board") or a Committee (the "Committee") designated by it to administer the Plan, or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. If the Board has not appointed a Committee, then each reference to the "Committee" shall be construed to refer to the Board. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

          3. Option Period.  This option shall be exercisable only during the
             -------------
Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of Section 4 and the vesting provisions of
Section 5. The Option Period shall commence on the Grant Date and except as provided in Section 4, shall terminate ten (10) years from the Grant Date (the "Termination Date"); provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five (5) years from the Grant Date, and such date shall be the Termination Date for the Option.

          4. Limits on Option Period.  The Option Period may end before the
             -----------------------
Termination Date, as follows:

             (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than as a result of disability (within the meaning of Section 4(c)) or death, the Option Period shall terminate three (3) months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

             (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one (1) year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor, administrator or personal representative or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under Section 5 on the date of Optionee's death.

             (c) If Optionee's employment is terminated by reason of disability (within the meaning of Section 22(e)(3) of the Code), the Option Period shall end one (1) year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

             (d) If Optionee is on a leave of absence from the Company or an Affiliate due to disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

          5. Vesting of Right to Exercise Options.
             ------------------------------------

             (a) Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise this Option as to 2.083% of the total shares each month commencing after the vesting commencement date of _______________ __, ____ (the "Vesting Commencement Date") so that this Option is fully exercisable as to all shares subject hereto four years from the Vesting Commencement Date. No partial exercise of this Option may be for less than the lesser of (i) five percent (5%) of the total number of shares originally covered by the Option, or (ii) the remaining shares subject to the Option. In no event shall the Company be required to issue fractional shares.

             (b) The aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

             (c) Notwithstanding the foregoing, all options granted under this Agreement shall be fully vested, nonforfeitable and become exercisable immediately prior to the specified effective date of a Change in Control. However, an outstanding option may not be accelerated under this Section 5(c) if and to the extent (i) such option is, in connection with the transaction giving rise to a Change of Control, either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the corporate transaction giving rise to the Change of Control and provides for subsequent payment in accordance with the same vesting schedule applicable to such option. In the event of a Change in Control described in clauses (i), (ii) and (v) of Section 13(a) of the Plan, the Option shall remain exercisable for the remaining term of the Option. In the event of a Change in Control described in clauses (iii) or (iv) of Section 13(a) of the Plan, the Option shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein. In no event shall this Option be exercised after the Termination Date.

          6. Method of Exercise.  Optionee may exercise the option with respect
             ------------------
to all or any part of the shares of Stock then subject to such exercise as follows:

             (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which the option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, by Optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; (ii) shares of Stock owned by Optionee or with shares of Stock withheld from the shares otherwise deliverable to Optionee upon exercise of the option;
(iii) by delivery on a form proscribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iv) a promissory note of the Optionee, or (v) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option and shall be held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a promissory note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the promissory note, perfecting a security interest in the Stock purchased with the promissory note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from the certificate.

             (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

             (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (i) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

             (d) As soon as practicable after receipt of the notice required in
Section 6(a) and satisfaction of the conditions set forth in Sections 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 2380 Bearing Drive, San Jose, California 95131, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

          7. Adjustments.  If there should be any change in a class of Stock
             -----------
subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company without consideration, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this Section 7 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

          8.  Limitations on Transfer.  Except as otherwise provided in the
              -----------------------
Plan, this option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

          9.  No Shareholder Rights.  Neither Optionee nor any person entitled
              ---------------------
to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          10. No Effect on Terms of Employment.  SUBJECT TO THE TERMS OF ANY
              --------------------------------
WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

          11. Notice.  Any notice required to be given under the terms of this
              ------
Agreement shall be addressed to the Company in care of its Corporate Secretary at the Office of the Company at 2380 Bearing Drive, San Jose, California 95131, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          12. Committee Decisions Conclusive. All decisions of the Committee
              ------------------------------
upon any question arising under the Plan or under this Agreement shall be conclusive.

          13. Successors. This Agreement shall be binding upon and inure to the
              ----------
benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or personal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          14. Early Dispositions. Optionee agrees, as partial consideration for
              ------------------
the designation of this option as an incentive stock option under Section 422 of the Code, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date Optionee purchased such shares by exercise of this option. If the Company is required to withhold an amount for the purpose of any income and employment taxes as a result of an early disposition, Optionee acknowledges that he or she will be required to satisfy the amount of such withholding in a manner that the Company prescribes.

          15. Applicable Law. The interpretation, performance and enforcement of
              --------------
this Agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

                                   Pericom Semiconductor Corporation,
                                   a California corporation



                                   By:__________________________________

                                   Its:_________________________________


                                   _____________________________________
                                                  Optionee

                                   Address:_____________________________

                                   _____________________________________

                                 ATTACHMENT A
                                 ------------

                               CONSENT OF SPOUSE

          I, _________________________, spouse of ______________________
____________________________, have read and approved the foregoing Agreement.
In consideration of granting to my spouse the right to purchase shares of Pericom Semiconductor Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:_______________________           By:_________________________________